Exhibit 10.24

AMENDMENT NUMBER FOUR TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NUMBER FOUR TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 6, 2018 is entered into by and between JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company (“Borrower”), the lenders from time to time party to the below-defined Credit Agreement (together with their respective successors and assigns, each a “Lender” and collectively, the “Lenders”) and CITY NATIONAL BANK, a national banking association (“CNB”), as the administrative agent for the Lenders, (in such capacity, together with its successors and assigns in such capacity, the “Agent”) , and in light of the following:

W I T N E S S E T H

WHEREAS, Borrower, Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, JMP Securities LLC, a Delaware limited liability company, and CNB are parties to that certain Revolving Note and Cash Subordination Agreement, dated as of April 8, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Agreement”);

WHEREAS, Agent and the Lenders have requested that JMP Capital LLC, a Delaware limited liability company, JMP Realty I LLC, a Delaware limited liability company, JMP Realty II LLC, a Delaware limited liability company, JMP Group Inc., a Delaware corporation, JMP Capital I Managing Member LLC, a Delaware limited liability company, Harvest Capital Strategies Holdings LLC, a Delaware limited liability company, and Harvest Capital Strategies Capital Interests LLC, a Delaware limited liability company (all are referred to hereinafter collectively as the “New Loan Parties”), act as Guarantors under the Credit Agreement;

WHEREAS, Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement; and

WHEREAS, upon the terms and conditions set forth herein, Agent and the Lenders are willing to accommodate Borrower’s requests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2.	AMENDMENTS TO CREDIT AGREEMENT.

a.              Section 1.1 of the Credit Agreement is hereby amended by inserting or amending and restating, as applicable, the following definitions in their entirety:

“Final Payment Date” means the earlier to occur of (a) June 4, 2022; or (b) the date that is 90 days prior to the earliest maturity date set forth in any of the 2013 Notes or the 2014 Notes.

“Final Revolving Commitment Termination Date” means the earlier to occur of (a) June 4, 2019; or (b) such earlier date on which the Revolving Loans shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

b.     Section 2.3(e) of the Credit Agreement is hereby amended by deleting the words “July 2, 2018” appearing therein and replacing such language with the words “July 1, 2019”.

3.     REPRESENTATIONS AND WARRANTIES.Borrower hereby represents and warrants to Agent and the Lenders as follows:

a.     Borrower has the requisite power and authority to execute and deliver this Amendment and the authority to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance of this Amendment and the performance by Borrower of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

b.     This Amendment has been duly executed and delivered by Borrower. This Amendment will, upon its effectiveness in accordance with the terms hereof, and each Loan Document to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

c.     No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower;

d.     Borrower does not have any actual or potential claim or cause of action against Agent or any Lender for any actions or events occurring on or before the date hereof, and Borrower hereby waives and releases any right to assert same;

e.     No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

f.     The representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality, then such representations and warranties are true and correct in all respects) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

4.	CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

a.     Agent shall have received this Amendment, duly executed by Borrower, and the same shall be in full force and effect;

b.     Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Subsidiary of Borrower that is listed on the signature pages thereof;

c.     The representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

d.     No Default or Event of Default shall have occurred and be continuing as of the date of the effectiveness of this Amendment after giving effect to this Amendment;

e.     No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower;

f.     Agent shall have received the following documents, duly executed and delivered by such parties, and each in form and substance satisfactory to Agent:

(i)      a Joinder No. 2 to the Intercompany Subordination Agreement and Stock Pledge Agreement, dated as of the date hereof (“Joinder No. 2”), by and among Agent, each New Loan Party and the other Loan Parties, together with the original stock certificates, if any, representing all of the Stock of the New Loan Parties, accompanied by undated stock powers/transfer forms executed in blank, in each case, in form and substance satisfactory to Agent and the same shall be in full force and effect;

(ii)      Security Agreements, dated as of the date hereof (each, a “Security Agreement”), by each New Loan Party, JMP Credit Advisors LLC, JMP Asset Management LLC (collectively, the “Transaction Parties”), and Agent, which shall be in full force and effect;

(iii)      a financing statement to be filed in the office of the Secretary of State against each New Loan Party to perfect the Agent’s Liens in and to the Collateral of such New Loan Party;

(iv) Guaranties with respect to obligations under the Credit Agreement, by each New Loan Party in favor of Agent (each, a “Guaranty”), and Guaranties with respect to obligations under the Note Agreement, by each of the Transaction Parties in favor of CNB (each, a “Broker/Dealer Guaranty”), in each case, in form and substance satisfactory to Agent which shall be in full force and effect;

(v)      an Officer’s Certificate from the secretary of each Transaction Party, dated as of the date hereof, (a) attesting to the resolutions of such party’s board of directors (or other similar body) authorizing its execution, delivery, and performance of this Agreement and of Joinder No. 2, the Security Agreements, the Guaranties and the Broker/Dealer Guaranties to which such party is or will become a party, (b) authorizing officers of such party to execute the same, (c) attesting to the incumbency and signatures of such specific officers of such party and (iv) attesting to copies of such party’s Governing Documents, as amended, modified or supplemented to the date thereof; and

(vi)     a certificate of status with respect to each party, dated as of a recent date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such party, which certificate shall indicate that such party is in good standing in such jurisdiction.

g.     All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.

5.     COVENANTS.

Borrower shall, within thirty (30) days of the date hereof, cause:

a.     the organizational documents of each Loan Party to be amended to include a provision, substantially similar to Exhibit B hereto. The final form of such amendment shall be subject to the prior written consent of Agent, and Agent shall not unreasonably withhold such consent. Borrower shall promptly provide Agent with copies of such amended organizational documents;

b.     JMP Group LLC (“Parent”) to execute and deliver:

(i)     that certain Limited Recourse Stock Pledge Agreement (the “Limited Recourse Stock Pledge Agreement”), by and between Parent and Agent, whereby Parent shall pledge to Agent, as security for the Obligations, all of Parent’s membership interests in JMP Investment Holdings LLC and all of Parent’s shares of capital stock in JMP Asset Management, Inc. ;

(ii)     an Officer’s Certificate from the secretary of Parent, dated as of the date of, (a) attesting to the resolutions of Parent’s board of directors (or other similar body) authorizing its execution, delivery, and performance of the Limited Recourse Stock Pledge Agreement, (b) authorizing officers of Parent to execute the same, (c) attesting to the incumbency and signatures of such specific officers of Parent and (iv) attesting to copies of Parent’s Governing Documents, as amended, modified or supplemented to the date thereof;

(iii)     a certificate of status with respect to Parent, dated as of a recent date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Parent, which certificate shall indicate that Parent is in good standing in such jurisdiction; and

c.     Agent to receive a financing statement to be filed in the office of the Secretary of State against Parent to perfect the Agent’s Liens in and to the Collateral of Parent pledged by Parent under the Limited Recourse Stock Pledge Agreement.

6.	Agreements.

This Amendment has been entered into without force or duress, of the free will of Borrower, and the decision of Borrower to enter into this Amendment is a fully informed decision and Borrower is aware of all legal and other ramifications of each decision. It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

7.     Payment of Costs and Fees.

Borrower shall reimburse Agent on demand for all of its actual out-of-pocket costs, expenses, fees and charges in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Agent).

8.	CONSTRUCTION.THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

9.

ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. Except for the amendments to the Credit Agreement expressly set forth in Section 2, hereof, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Agent or the Lenders as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences (or any Subsidiary other than the Transaction Parties) other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

10.     COUNTERPARTS; ELECTRONIC EXECUTION.

This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11.     Effect on Loan Documents.

a.     The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The amendments set forth herein are limited to the specifics hereof, and, except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Unmatured Event of Default or Event of Default.

b.     Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

c.     To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

d.     This Amendment is a Loan Document.

e.     Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

12.     Reaffirmation of Obligations.

Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and as amended hereby. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests in the Collateral heretofore granted, pursuant to and in connection with any Loan Document to Agent as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof, in each case except as otherwise expressly provided in the Loan Documents.

13.     Severability.

In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

1.     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER:	JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company By:/s/ Raymond Jackson Name: Raymond Jackson Title: Chief Financial Officer

AGENT AND LENDER:	CITY NATIONAL BANK, a national banking corporation, as Agent and as a Lender By:/s/ Eric Lo Name: Eric Lo Title: Vice President

EXHIBIT A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in (a) that certain Second Amended and Restated Credit Agreement entered into between JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company (“Borrower”), the lenders from time to time party to the below-defined Credit Agreement (together with their respective successors and assigns, each a “Lender” and collectively, the “Lenders”), and CITY NATIONAL BANK, a national banking association (“CNB”), as the administrative agent for the Lenders, (in such capacity, together with its successors and assigns in such capacity, the “Agent”), dated as of April 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (b) that certain Amendment Number One to Second Amended and Restated Credit Agreement, dated as of April 25, 2016 (the “First Amendment”) by and among Borrower, Agent and the Lenders, (c) that certain Amendment Number Two to Second Amended and Restated Credit Agreement, dated as of August 24, 2016 (the “Second Amendment”) by and among Borrower, Agent and the Lenders, (d) that certain Amendment Number Three to Second Amended and Restated Credit Agreement, dated as of May 12, 2017 (“Third Amendment”) by and among Borrower, Agent and the Lenders, and (e) that certain Amendment Number Four to Second Amended and Restated Credit Agreement, dated as of August 6, 2018 (the “Amendment”) by and among Borrower, Agent and Lenders. The undersigned hereby (a) represents and warrants to Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment, by the Waiver and by each amendment to any Loan Document executed on or before the date hereof; (c) acknowledges and reaffirms its obligations owing to Agent and the Lenders under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each understands that Agent and the Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

[Signature page to follow.]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HARVEST CAPITAL STRATEGIES LLC,

a Delaware limited liability company

By:

Title:

JMP ASSET MANAGEMENT INC.,

a Delaware limited liability company

By:

Title:

JMP CREDIT ADVISORS LLC,

a Delaware limited liability company

By:

Title:

JMP INVESTMENT HOLDINGS LLC,

a Delaware limited liability company

By:

Title:

JMP ASSET MANAGEMENT LLC,

a Delaware limited liability company

By:

Title:

EXHIBIT B

Form of Operating Agreement Amendment Provision

The [Member/Shareholder] may transfer, assign, pledge or encumber all or part of its [Membership Interest/Share] in the [Company], except as otherwise prohibited by the Credit Facility (as defined below). Any successor or assignee of the assigning [Member/Shareholder] (including, for the avoidance of doubt, any transferee or assignee resulting from the foreclosure or other exercise of remedies with respect to the [Membership Interest/Shareholder] in connection with any pledge or hypothecation by [Member/Shareholder] of all or any part of its [Membership Interest/Share] in the [Company], except as otherwise prohibited by the Credit Facility) shall automatically be admitted as the [Member/Shareholder] and have all the rights and powers of the assigning [Member/Shareholder] under this Agreement, including, without limitation, all economic rights, voting rights and control rights, and applicable law, in each case, without the need for further consents or actions of any other person, the Company or [Member/Shareholder]. As used herein, “Credit Facility” means that that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, by and between JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company, the lenders from time to time a party thereto, and CITY NATIONAL BANK, a national banking association, as administrative agent for such lenders.